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                              JANUS ADVISER SERIES

                       SUPPLEMENT DATED NOVEMBER 7, 2003
                      TO CURRENTLY EFFECTIVE PROSPECTUSES

The following information is added to the "Other Information" section of the
Prospectuses:

PENDING LEGAL MATTERS

On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectuses.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

As noted above, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

- Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

- Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.
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The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.